UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 26, 2006

BURGER KING HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32875	76-3095469
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5505 Blue Lagoon Drive
Miami, Florida
(Address of Principal Executive Offices)
33126
(Zip Code)

(305) 378-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On September 26, 2006, the Company announced that its annual shareholders meeting will be held at its global headquarters in Miami, Florida, on Wednesday, November 29, 2006, at 9 a.m. All shareholders of record as of the close of business on Wednesday, October 11, 2006, are entitled to attend and to vote at the meeting, in person or by proxy. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.
Item 9.01 Financial Statements and Exhibits.
Exhibit 99.1 Press Release, dated September 26, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURGER KING HOLDINGS, INC.
By:	/s/ Anne Chwat
Anne Chwat
General Counsel and Secretary

Date: September 27, 2006

3